                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 6, 1999


                                IFX Corporation
                                ---------------
            (Exact name of Registrant as Specified in Its Charter)


           Delaware                       0-15187                36-3399452
           --------                       -------                ----------
(State or Other Jurisdiction of   (Commission file number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                IFX Corporation
                          707 Skokie Blvd., 5th Floor
                          Northbrook, Illinois  60062
                         -----------------------------

              (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                (847) 412-9411
                               ----------------
             (Registrant's Telephone Number, Including Area Code)


            _______________________________________________________
         (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

     On October 6, 1999, IFX Corporation (the "Company"), through a wholly owned subsidiary, Unete.com do Brasil S/C Ltda acquired all the issued and outstanding ownership interests (quotas) of Conex Brasil S.A, W3 Informatica Ltda, K3 Informatica Ltda, and Conex Canoas Ltda., referred to collectively herein as the "Conex Group", for aggregate consideration (including commissions) of approximately $5.2 million, of which approximately $1.8 million was paid or is payable in cash, approximately $3.3 million was paid or is payable by issuing shares of the Company's common stock and assuming liabilities in the approximate amount of $0.1 million. The purchase was determined through arms' length negotiations with the sellers of the Conex Group, which are unrelated third parties with respect to the Company. On October 8, 1999, IFX Corporation issued a press release announcing the consummation of this transaction, a copy of which is filed as Exhibit 99.1 and is incorporated herein by this reference. All of originally executed, governing transaction documents are drafted in the Portuguese language. Filed as Exhibit 99.2 is a fair and accurate English translation of the originally executed Share Purchase Agreement.

Item 7. Financial Statement and Exhibits

     (a) Financial Statements of Businesses Acquired

     The required financial statements for the acquisition will be filed by amendment hereto no later than sixty days after the date this report is required to be filed.

     (b) Pro Forma Financial Information

     The required pro forma financial information will be filed by amendment hereto no later than sixty days after the date this report is to be filed.

     (c) Press Release

     The press release announcing the acquisition of Conex Brasil S.A, W3 Informatica Ltda., K3 Informatica Ltda, and Conex Canoas Ltda is attached hereto as Exhibit 99.1.

     Exhibit Number       Description of Exhibit
     --------------       ----------------------
          99.1            Press release dated October 8, 1999
          99.2            Share Purchase Agreement dated October 6, 1999

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IFX Corporation



                                       By: /s/ Joel Eidelstein
                                           ------------------------------
                                               Joel Eidelstein,
                                               President

Date: October 21, 1999



                                 EXHIBIT INDEX

     Exhibit Number       Description of Exhibit
     --------------       ----------------------
          99.1            Press release dated October 8, 1999
          99.2            Share Purchase Agreement dated October 6, 1999